SELIGMAN
----------
 LARGE-CAP
VALUE FUND


[GRAPHIC]

                                  ANNUAL REPORT
                                DECEMBER 31, 2001

                                 ------ o ------

                                A VALUE APPROACH
                                 TO SEEKING THE
                        CAPITAL APPRECIATION POTENTIAL OF
                                LARGER COMPANIES
                                    [Graphic]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

---------------------
      [GRAPHIC]
---------------------
JAMES, JESSE, AND
JOSEPH SELIGMAN, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 138 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

....VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

--------------------------------------------------------------------------------
TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Managers ....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................    9
Statement of Operations ...................................................   10
Statements of Changes in Net Assets .......................................   11

Notes to Financial Statements .............................................   12
Financial Highlights ......................................................   16
Report of Independent Auditors ............................................   18
Federal Tax Status of 2001 Gain Distribution for
  Taxable Accounts AND For More Information ...............................   19
Directors and Officers of the Fund ........................................   20
Glossary of Financial Terms ...............................................   24

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

For the twelve months ended December 31, 2001, Seligman Large-Cap Value Fund posted a total return of -9.85% based on the net asset value of Class A shares. During the same time period, the Fund's peers, as measured by the Lipper Large Cap Value Funds Average, delivered a total return of -6.68%, and the Russell 1000 Value Index returned -5.59%. The overall market, as measured by the Standard & Poor's 500 Composite Stock Index, returned -11.88% during the same one-year period. The Fund's performance was negatively impacted by its exposure to companies hurt by the slowdown in the travel industry, and by the weak performance of the Fund's communications holdings.

The past year was a challenging one for equity investors, as the US economy slipped into recession. The Federal Reserve Board cut the federal funds rate on 11 occasions during 2001 in an effort to restart the economy. Interest rates, which began the year at 6.50%, had been cut to 1.75% by year-end. The September 11 terrorist attacks caused a sharp drop in stock prices, but the market soon recouped those losses. While the attacks inflicted a serious economic blow, the US economy had already entered into a recession starting in March 2001, according to the National Bureau of Economic Research. The September 11 attacks and rising unemployment did cause consumer spending to pull back slightly, but, overall, the consumer remained strong, helped by lower interest rates and lower energy prices.

Looking ahead, we believe much of the economic downturn is behind us. The National Association of Purchasing Managers Index has reversed its downward trend. Preliminary reports suggest that the economy actually expanded slightly during the fourth quarter, and the stock market, which was volatile throughout 2001, staged a rally during that three-month period. Businesses, having instituted cost-cutting measures, should begin to meet and perhaps exceed earnings targets. Business inventories have been reduced, and an increase in demand could spur new manufacturing activity and help profits. Lower tax rates should also provide a constructive environment for growth.

While we expect continued uncertainty (especially in light of the global war on terrorism), we are optimistic that the US economy will both adapt to any challenges that lie ahead and enjoy resumed economic expansion. As the economy strengthens, large-cap value stocks, such as those held by your Fund, are likely to benefit.

We continue to encourage shareholders to work closely with their financial advisors. Maintaining a long-term strategy, implemented by a professional, can take much of the emotion out of investing. As many investors may have learned during the panic selling that followed the reopening of the financial markets on September 17, short-term financial decisions based upon emotion can negatively impact an otherwise sound investment strategy.

Thank you for your continued support of Seligman Large-Cap Value Fund. A discussion with your Portfolio Managers, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

/s/ William C. Morris

William C. Morris
Chairman

                                 /s/ Brian T. Zino

                                 Brian T. Zino
                                 President

February 15, 2002

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,

NEIL T. EIGEN AND RICHARD S. ROSEN

Q: HOW DID SELIGMAN LARGE-CAP VALUE FUND PERFORM DURING THE TWELVE MONTHS ENDED DECEMBER 31, 2001?

A: Seligman Large-Cap Value Fund delivered a total return of -9.85%, based on the net asset value of Class A shares for the twelve months ended December 31, 2001. During the same time period, large-cap value stocks, as measured by the Russell 1000 Value Index, returned -5.59%, while the broader market, as measured by the Standard & Poor's 500 Composite Stock Index, returned -11.88%. The Fund's peers, as measured by the Lipper Large Cap Value Funds Average, posted a total return of -6.68% during the same time period.

Q:  WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS DURING 2001?

A: With the US economy in recession and a war on terrorism being waged, the past year certainly tested the political and investment mettle of the country. Negative economic news abounded during 2001--retail sales and producer prices dropped, corporate profits were weak, and unemployment reached 5.8% in December, its highest level in more than six years. Still, consumer spending remained generally strong during the year, and consumer confidence rebounded strongly after its post-September 11 lows. Additionally, we were encouraged by the positive stimulus (11 interest rate cuts by the Federal Reserve Board, lower energy prices, a federal tax cut, and increased federal spending) shaping the economic environment. The constructive influences on the economy seemed to bear fruit, as evidenced by a fourth-quarter stock market rally, reports of an improvement in the manufacturing sector, and modest GDP growth during the last three months of 2001. Success in the war on terror also served to buoy investor sentiment.

    Value stocks tended to perform better than growth-oriented stocks in 2001. During an economic slowdown, investors often focus on strong current earnings, rather than prospects for future growth. Seligman Large-Cap Value Fund enjoyed strong performance from its computer hardware holdings. Overall performance was hurt, however, by exposure to companies negatively impacted by the post-September 11 dropoff in commercial aviation orders.

Q:  WHAT WAS THE FUND'S INVESTMENT STRATEGY DURING THIS TIME?

A: In 2001 the Fund's largest weightings were in insurance, banking, and diversified financials. During the bear market, financial stocks outperformed other areas, and we think this is indicative of the group's fundamental strength. We believe that large, diversified banking companies and savings and loans will benefit from 2001's fiscal and monetary stimuli. Historically, an environment of moderate growth has been beneficial to financial stocks. They have also performed well as the economy emerges from a recession.

    The Fund continued to maintain a sizable position in the health care sector. While many large pharmaceutical companies may experience difficulties as they come under pressure from generic drug makers, the Fund's focus has been on well-diversified medical product manufacturers and suppliers. Historically, health care has been less affected by the business cycle than other sectors, as it tends to offer stable earnings. We believe those companies with established, strong-selling products and services will continue to do well.

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Large-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen, the Fund's Co-Portfolio Manager, are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued large-capitalization companies with the potential for high returns on equity. Team members include Michelle Borre and Mitchell Schenkman.
--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,

NEIL T. EIGEN AND RICHARD S. ROSEN

    When the economy does recover, we believe that it will be led by economically sensitive cyclicals, such as basic materials, which should benefit as companies rebuild their inventories. The Fund continues to maintain a large weighting in the basic materials sector, our strategy being to focus on the best companies within individual industries, especially paper and chemical stocks. Many of these companies have dramatically improved their ability to manage inventories and production, and, for this reason, are not burdened with large inventories or excess capacity. In our view, these companies will see increased demand as manufacturing increases in 2002. The Fund's overweighting in basic materials made a positive contribution to performance in 2001.

    Toward the end of 2001 the Fund added to its holdings in the energy sector, taking advantage of price weakness related to the collapse of Enron (the Fund did not own shares of Enron). We expect our energy holdings to survive and prosper. It is often possible to find tremendous value in companies whose stock prices have been unfairly punished for reasons that are temporary in nature. Energy prices declined in 2001, but we expect them to recover, and the Fund's picks may excel as a result.

Q:  WHAT IS YOUR OUTLOOK FOR 2002?

A: The September 11 attacks dealt a severe blow to the slowing economy, but we do not believe that they fundamentally changed the outlook for the economy or stock market over the next several years. We continue to believe that investors should adhere to their long-term investment strategies. We feel strongly that 2002 will be a better year for the economy than 2001. Monetary and fiscal policy should start to show results around the middle of the year. The consensus prognosis for stock performance in 2002 is optimistic. As long as investors believe that a recovery will occur, stocks, particularly economically sensitive cyclicals, have the potential to advance. It has been 60 years since stocks posted three consecutive years of negative returns. We do not believe that record will be challenged in the coming year.

    We expect earnings growth to be the catalyst for higher stock prices in 2002. We think earnings should continue to benefit from the expanding use of technology in business and from rising productivity. We also think the economic recovery will be led by renewed strength in cyclicals, as companies seek to rebuild inventories. While economic growth will probably not be as robust as in the late 1990s, value stocks have the potential to excel in a moderate growth environment. As the economy recovers, we look forward to a stronger year for Seligman Large-Cap Value Fund.

PERFORMANCE OVERVIEW

   This chart compares a $10,000 hypothetical investment made in Seligman Large-Cap Value Fund since the commencement of operations on April 25, 1997, through December 31, 2001, to a $10,000 investment made in the Lipper Large Cap Value Funds Average, Russell 1000 Value Index and Standard &Poor's 500 Composite Stock Price Index (S&P500) from April 25, 1997, to December 31, 2001. The results for Seligman Large-Cap Value Fund were determined with and without the initial 4.75% maximum sales charge for Class A shares, with the 2% contingent deferred sales charge (CDSC) for Class B shares, and without the 1% CDSC for Class D shares, and assume that all distributions within the period are invested in additional shares. The performance of Class C and Class I shares are not shown in this chart but are included in the table on page 5. This chart does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. It is important to keep in mind that the Lipper Large Cap Value Funds Average, the Russell 1000 Value Index and the S&P500 exclude the effect of taxes, fees and sales charges.

      [The following table represents a line chart in the printed piece.]


                                                                                  Lipper
         Class A    Class a    Class B      Class D       Russell                 Large Cap
         With       w/out      with         without       1000 Value              Funds
         Sales Chg  Sales Chg  CDSC         CDSC          Index*       S&P 500*   Average*
         ---------  ---------  ----         -------       ----------   --------   --------
4/25/97  9520       10000      10000        10000         10000        10000     10000
         9613       10098      10098        10098         10444        10470     10309
         10173      10686      10672.3      10672         11028        11108     10929
6/30/97  10813      11359      11330.5      11331         11501        11605     11353
         11813      12409      12381        12381         12366        12529     12229
         11333      11905      11862.7      11863         11926        11827     11740
         11813      12409      12366.9      12367         12646        12476     12298
         11360      11933      11890.8      11891         12293        12059     11829
         12120      12731      12660.8      12661         12836        12617     12172
12/31/97 12308      12928      12846        12846         13211        12834     12379
         12335      12957      12874        12874         13025        12977     12365
         13432      14109      14011        14011         13902        13912     13211
         13906      14607      14494        14494         14752        14625     13795
         13973      14678      14551        14551         14851        14772     13872
         14095      14806      14664        14664         14631        14518     13617
6/30/98  14000      14706      14565        14565         14819        15108     13746
         13621      14308      14167        14167         14558        14948     13374
         11319      11890      11766        11766         12392        12786     11431
         11509      12089      11950        11950         13103        13606     12043
         12768      13412      13258        13258         14118        14712     12989
         13662      14351      14167        14167         14776        15603     13607
12/31/98 13732      14424      14239        14239         15279        16502     14029
         13691      14381      14182        14182         15401        17192     14176
         13322      13993      13796        13796         15184        16657     13810
         13787      14482      14267        14267         15498        17324     14234
         14922      15674      15425        15425         16946        17994     15275
         14813      15559      15311        15311         16759        17569     15076
6/30/99  15182      15947      15683        15683         17245        18544     15604
         14580      15315      15054        15054         16740        17966     15095
         14101      14812      14539        14539         16119        17876     14704
         12952      13606      13352        13352         15556        17386     14135
         13732      14424      14139        14139         16452        18487     14767
         13541      14223      13938        13938         16324        18862     14779
12/31/99 13363      14037      13753        13753         16402        19973     15088
         12760      13404      13123.6      13124         15868        18970     14511
         11308      11878      11608.3      11608         14689        18612     13699
         12939      13591      13280.9      13281         16481        20432     15096
         13336      14008      13681.2      13681         16290        19817     15006
         13706      14397      14052.9      14053         16461        19411     15130
6/30/00  12884      13533      13209.4      13209         15708        19888     14717
         13514      14196      13838.4      13838         15905        19578     14739
         14583      15319      14939.2      14939         16789        20794     15654
         15145      15909      15496.7      15497         16943        19696     15416
         16365      17190      16726.2      16726         17360        19613     15820
         15988      16794      16347.4      16333         16716        18068     15119
12/31/00 17251      18121      17620.9      17607         17554        18156     15853
         17364      18240      17724.5      17710         17620        18801     16156
         17081      17942      17428.4      17414         17131        17086     15513
         16613      17450      16924.9      16911         16526        16003     14906
         16953      17808      17280.3      17266         17336        17246     15732
         17322      18195      17635.7      17621         17726        17362     15985
6/30/01  16840      17689      17132.2      17118         17332        16940     15528
         16641      17480      16924.9      16911         17296        16774     15461
         15804      16601      16051.3      16037         16602        15724     14767
         14584      15319      14807.5      14793         15433        14455     13609
         14340      15063      14552.4      14538         15301        14731     13714
         15379      16154      15607.8      15594         16190        15861     14581
12/31/01 15552      16336      15656.4      15742         16572        16000     14811

   A portfolio with fewer holdings may be subject to greater volatility than a portfolio with a greater number of holdings.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                                      AVERAGE ANNUAL
                                                                    --------------------------------------------------
                                                 CLASS I                                  CLASS C
                                                  SINCE                                    SINCE         SINCE
                                                INCEPTION        SIX           ONE       INCEPTION     INCEPTION
                                                11/30/01*      MONTHS*        YEAR        5/27/99       4/25/97
                                              ------------   ----------   ------------ ------------  ------------
CLASS A**
With Sales Charge                                  n/a         (12.02)%      (14.15)%         n/a         9.88%
Without Sales Charge                               n/a          (7.65)        (9.85)          n/a        11.04

CLASS B**
With CDSC+                                         n/a         (12.61)       (15.03)          n/a         9.89
Without CDSC                                       n/a          (8.03)       (10.58)          n/a        10.19

CLASS C**
With Sales Charge and CDSC                         n/a          (9.88)       (12.36)         1.29%         n/a
Without Sales Charge and CDSC                      n/a          (8.03)       (10.58)         1.70          n/a

CLASS D**
With 1% CDSC                                       n/a          (8.95)       (11.48)          n/a           n/a
Without CDSC                                       n/a          (8.04)       (10.59)          n/a         10.16

CLASS I**                                         1.13%           n/a           n/a           n/a           n/a

LIPPER LARGE CAP VALUE FUNDS AVERAGE***           1.58          (4.65)        (6.68)        (0.41)+++      8.74++

RUSSELL 1000 VALUE INDEX***                       2.36          (4.39)        (5.59)         0.04+++      11.38++

S&P 500***                                        0.88          (5.56)       (11.88)        (2.95)+++     10.54++

NET ASSET VALUE
                 12/31/01            6/31/01        12/31/00
               -------------      ------------    -------------
CLASS A           $10.86             $11.87          $12.16
CLASS B            10.60              11.57           11.90
CLASS C            10.60              11.57           11.90
CLASS D            10.59              11.56           11.89
CLASS I            10.86                n/a             n/a

DIVIDEND AND CAPITAL GAIN (LOSS) INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 2001

   DIVIDENDS PAID                      CAPITAL GAIN (LOSS)
 -------------------                ------------------------
       $0.06            PAID                $0.040
          --            REALIZED            (0.470)
          --            UNREALIZED           0.426(+)
          --
        0.06

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

----------
  * Returns for periods of less than one year are not annualized.

 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.

*** The Lipper Large Cap Value Funds Average (Lipper Large Cap Value Average), the Russell 1000 Value Index, and the S&P 500 are unmanaged benchmarks that assume investment of dividends and exclude the effect of taxes, fees and sales charges. The monthly performances of the Lipper Large Cap Value Average are used in the Performance Overview. Investors cannot invest directly in an average or an index.

+   The CDSC is 5% for periods of one year or less, and 2% since inception.

++  From April 25, 1997.

+++ From May 31, 1999.

(+) Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 2001.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 2001

                                                                                        PERCENT OF NET ASSETS
                                                                                             DECEMBER 31,
                                                                                      --------------------------
                                           ISSUES         COST              VALUE          2001          2000
                                           ------         ----              -----          ----          ----
COMMON STOCKS:
   Aerospace ............................     2      $ 21,799,160       $ 15,742,000        5.3%          5.2%
   Automotive and Components ............     1        11,727,034          7,977,523        2.7           2.5
   Banks ................................     3        27,120,331         27,369,400        9.2          13.1
   Chemicals ............................     2        18,739,168         20,554,200        6.9           3.4
   Computer and Peripherals .............     1         7,707,730         10,281,600        3.5           2.8
   Diversified Financials ...............     3        23,732,658         26,319,700        8.9           5.6
   Energy ...............................     2        16,799,478         19,460,960        6.6           2.9
   Food Products ........................    --                --                 --         --           4.4
   Food Retail ..........................    --                --                 --         --           3.0
   Health Care Equipment ................     2        14,093,327         19,320,185        6.5          13.5
   Household Products ...................     1         8,967,695          9,568,000        3.2           3.3
   Industrial Conglomorates .............     1         7,308,004          8,401,900        2.9            --
   Insurance ............................     3        30,152,105         30,700,767       10.4          10.2
   Paper and Forest Products ............     2        18,101,529         19,175,702        6.5           6.4
   Pharmaceuticals ......................     2        17,110,047         18,420,816        6.2            --
   Retailing ............................     2        18,162,385         19,239,700        6.5           3.8
   Telecommunication Services ...........     1        10,606,341          9,036,000        3.0           5.5
   Tobacco ..............................     1         7,985,694          9,628,500        3.3           3.7
   Utilities ............................     3        15,691,077         16,429,584        5.5           2.9
                                            ---     -------------      -------------      -----         -----
                                             32       275,803,763        287,626,537       97.1          92.2
SHORT-TERM HOLDING AND
  OTHER ASSETS LESS LIABILITIES .........     1         8,728,022          8,728,022        2.9           7.8
                                            ---     -------------      -------------      -----         -----
NET ASSETS ..............................    33      $284,531,785       $296,354,559      100.0%        100.0%
                                            ===     =============      =============      =====         =====

LARGEST INDUSTRIES
DECEMBER 31, 2001

[The following table represents a bar chart in the printed piece.]

Percent of
Net Assets      10.5           9.9           8.9           6.9           6.6

             $30,700,767   $27,369,400   $26,319,700   $20,554,200   $19,460,960

                                          DIVERSIFIED
              INSURANCE       BANKS       FINANCIALS    CHEMICALS      ENERGY

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

LARGEST PURCHASES                   LARGEST SALES
-----------------                   -------------
Transocean Sedco Forex*             Safeway**
Dynegy*                             Humana**
AES*                                Qwest Communications International**
El Paso Energy                      Baxter International
Ford Motor
Allstate
Goodrich (B.F.)
St. Paul Companies
Bank of New York
Citigroup


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

----------
  * Position added during the period.
 ** Position eliminated during the period.


--------------------------------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 2001

SECURITY                                       VALUE
--------                                    -----------
Praxair                                     $11,602,500
UnumProvident                                10,914,167
International Paper                          10,692,750
St. Paul Companies                           10,552,800
Medtronic                                    10,498,050

International Business Machines             $10,281,600
Costco Wholesale                             10,209,700
Transocean Sedco Forex                       10,146,000
Citigroup                                     9,759,450
Philip Morris                                 9,628,500
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2001
                                      SHARES         VALUE
                                    ----------    ------------
COMMON STOCKS  97.1%
AEROSPACE  5.3%
Boeing                               200,000       $ 7,756,000
Goodrich (B.F.)                      300,000         7,986,000
                                                  ------------
                                                    15,742,000
                                                  ------------
AUTOMOTIVE AND
   COMPONENTS  2.7%
Ford Motor                           507,476         7,977,523
                                                  ------------
BANKS  9.2%
Bank of New York                     220,000         8,976,000
Fleet Boston Financial               248,600         9,073,900
Washington Mutual                    285,000         9,319,500
                                                  ------------
                                                    27,369,400
                                                  ------------
CHEMICALS  6.9%
Dow Chemical                         265,000         8,951,700
Praxair                              210,000        11,602,500
                                                  ------------
                                                    20,554,200
                                                  ------------
COMPUTER AND
   PERIPHERALS  3.5%
International Business
  Machines                            85,000        10,281,600
                                                  ------------
DIVERSIFIED FINANCIALS  8.9%
Citigroup                            193,333         9,759,450
Fannie Mae                           110,000         8,745,000
JPMorgan Chase                       215,000         7,815,250
                                                  ------------
                                                    26,319,700
                                                  ------------
ENERGY  6.6%
ChevronTexaco                        103,950         9,314,960
Transocean Sedco Forex               300,000        10,146,000
                                                  ------------
                                                    19,460,960
                                                  ------------
HEALTH CARE EQUIPMENT  6.5%
Baxter International                 164,500         8,822,135
Medtronic                            205,000        10,498,050
                                                  ------------
                                                    19,320,185
                                                  ------------
HOUSEHOLD PRODUCTS  3.2%
Kimberly-Clark                       160,000         9,568,000
                                                  ------------
INDUSTRIAL
   CONGLOMERATES  2.9%
United Technologies                  130,000         8,401,900
                                                  ------------

INSURANCE  10.4%
Allstate                             274,000         9,233,800
St. Paul Companies                   240,000        10,552,800
UnumProvident                        411,700        10,914,167
                                                  ------------
                                                    30,700,767
                                                  ------------
PAPER AND FOREST
   PRODUCTS  6.5%
Georgia-Pacific Group                307,242         8,482,952
International Paper                  265,000        10,692,750
                                                  ------------
                                                    19,175,702
                                                  ------------
PHARMACEUTICALS  6.2%
American Home Products               150,600         9,240,816
Bristol-Myers Squibb                 180,000         9,180,000
                                                  ------------
                                                    18,420,816
                                                  ------------
RETAILING  6.5%
Costco Wholesale*                    230,000        10,209,700
Radio Shack                          300,000         9,030,000
                                                  ------------
                                                    19,239,700
                                                  ------------
TELECOMMUNICATION
   SERVICES  3.0%
Sprint FON Group*                    450,000         9,036,000
                                                  ------------
TOBACCO  3.3%
Philip Morris                        210,000         9,628,500
                                                  ------------

UTILITIES  5.5%
AES                                  240,000         3,924,000
Dynegy                               237,800         6,063,900
El Paso Energy                       144,400         6,441,684
                                                  ------------
                                                    16,429,584
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $275,803,763)                              287,626,537
REPURCHASE
   AGREEMENT  2.8%
  (Cost $8,300,000)                                  8,300,000
                                                  ------------
TOTAL INVESTMENTS  99.9%
  (Cost $284,103,763)                              295,926,537
OTHER ASSETS
  LESS LIABILITIES  0.1%                               428,022
                                                  ------------
NET ASSETS  100.0%                                $296,354,559
                                                  ============
----------
* Non-income producing security.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS:
Investments, at value:
  Common stocks (cost $275,803,763) ...............................................   $287,626,537
  Repurchase agreement (cost $8,300,000) ..........................................      8,300,000               $295,926,537
                                                                                      ------------
Cash ........................................................................................................          41,938
Receivable for Capital Stock sold ...........................................................................       1,903,947
Receivable for dividends and interest .......................................................................         665,753
Expenses prepaid to shareholder service agent ...............................................................          81,334
Other .......................................................................................................          23,648
                                                                                                                 ------------
TOTAL ASSETS ................................................................................................     298,643,157
                                                                                                                 ------------
LIABILITIES:
Payable for securities purchased ............................................................................         364,828
Payable for Capital Stock repurchased .......................................................................       1,270,015
Management fee payable ......................................................................................         203,699
Accrued expenses and other ..................................................................................         450,056
                                                                                                                 ------------
TOTAL LIABILITIES ...........................................................................................       2,288,598
                                                                                                                 ------------
NET ASSETS ..................................................................................................    $296,354,559
                                                                                                                 ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
  27,736,945 shares outstanding):
  Class A ...................................................................................................    $      9,056
  Class B ...................................................................................................           8,637
  Class C ...................................................................................................           6,315
  Class D ...................................................................................................           3,718
  Class I ...................................................................................................              11
Additional paid-in capital ..................................................................................     300,428,806
Dividends in excess of net investment income ................................................................          (3,294)
Accumulated net realized loss ...............................................................................     (15,921,464)
Net unrealized appreciation of investments ..................................................................      11,822,774
                                                                                                                 ------------
NET ASSETS ..................................................................................................    $296,354,559
                                                                                                                 ============
NET ASSET VALUE PER SHARE:

CLASS A ($98,316,796 / 9,055,572 shares) ....................................................................          $10.86
                                                                                                                       ======
CLASS B ($91,576,337 / 8,637,026 shares) ....................................................................          $10.60
                                                                                                                       ======
CLASS C ($66,951,026 / 6,315,203 shares) ....................................................................          $10.60
                                                                                                                       ======
CLASS D ($39,392,048 / 3,718,244 shares) ....................................................................          $10.59
                                                                                                                       ======
CLASS I ($118,352 / 10,900 shares) ..........................................................................          $10.86
                                                                                                                       ======

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
Dividends ......................................................      $ 5,153,443
Interest .......................................................          318,623
                                                                      -----------
TOTAL INVESTMENT INCOME                                                                          $ 5,472,066

EXPENSES:
Management fee .................................................        2,136,140
Distribution and service fees ..................................        2,012,111
Shareholder account services ...................................          793,334
Shareholder reports and communications .........................           89,941
Registration ...................................................           61,925
Auditing and legal fees ........................................           61,762
Custody and related services ...................................           48,634
Directors' fees and expenses ...................................           10,322
Amortization of deferred organization expenses .................            2,577
Miscellaneous ..................................................           13,309
                                                                      -----------

TOTAL EXPENSES ............................................................................        5,230,055
                                                                                                ------------
NET INVESTMENT INCOME .....................................................................          242,011

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments ...............................      (13,045,019)
Net change in unrealized appreciation of investments ...........      (16,520,686)
                                                                      -----------

NET LOSS ON INVESTMENTS ...................................................................      (29,565,705)
                                                                                                ------------
DECREASE IN NET ASSETS FROM OPERATIONS ....................................................     $(29,323,694)
                                                                                                ============

----------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                       ----------------------------------
                                                                                             2001                2000
                                                                                       ----------------------------------
OPERATIONS:
Net investment income .............................................................         $  242,011         $  325,173
Net realized gain (loss) on investments ...........................................        (13,045,019)         3,939,758
Net change in unrealized appreciation/depreciation of investments .................        (16,520,686)        32,059,205
                                                                                       ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .................................        (29,323,694)        36,324,136
                                                                                       ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:*
  Class A .........................................................................           (539,967)                --
  Class I .........................................................................                 (5)                --
Net realized short-term gain on investments:*
  Class A .........................................................................           (153,763)          (406,437)
  Class B .........................................................................           (148,687)          (368,527)
  Class C .........................................................................           (108,667)          (170,175)
  Class D .........................................................................            (63,727)          (177,096)
Net realized long-term gain on investments:
  Class A .........................................................................           (187,932)        (1,595,802)
  Class B .........................................................................           (181,729)        (1,446,803)
  Class C .........................................................................           (132,815)          (668,099)
  Class D .........................................................................            (77,889)          (695,268)
                                                                                       ---------------    ---------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .........................................         (1,595,181)        (5,528,207)
                                                                                       ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .................................................        128,521,183         60,080,069
Investment of dividends ...........................................................            470,294                 --
Exchanged from associated Funds ...................................................         83,653,283         45,995,356
Value of shares issued in payment of gain distributions ...........................            954,116          5,008,098
                                                                                       ---------------    ---------------
Total .............................................................................        213,598,876        111,083,523
                                                                                       ---------------    ---------------
Cost of shares repurchased ........................................................        (64,723,833)       (42,658,108)
Exchanged into associated Funds ...................................................        (33,631,832)       (34,328,391)
                                                                                       ---------------    ---------------
Total .............................................................................        (98,355,665)       (76,986,499)
                                                                                       ---------------    ---------------
INCREASE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS .............................................................        115,243,211         34,097,024
                                                                                       ---------------    ---------------
INCREASE IN NET ASSETS ............................................................         84,324,336         64,892,953

NET ASSETS:
Beginning of year .................................................................        212,030,223        147,137,270
                                                                                       ---------------    ---------------
END OF YEAR (including undistributed/(net of dividends in excess of)
  net investment income of $(3,294) and $86,759, respectively) ....................       $296,354,559       $212,030,223
                                                                                       ===============    ===============

----------
* For tax purposes, these distributions are considered ordinary income. See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Large-Cap Value Fund (the "Fund"), a series of Seligman Value Fund Series, Inc., offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT
   INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

D. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the "Manager"). Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of the repurchase agreements' underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of December 31, 2001 matured pursuant to its terms.

E. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2001, only distribution and service fees were class-specific expenses. Effective November 30, 2001, shareholder account services and registration expenses are also considered class-specific expenses.

F. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their

NOTES TO FINANCIAL STATEMENTS

   ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2001, amounted to $167,156,128 and $45,502,434, respectively.

   At December 31, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $31,861,547 and $20,038,773, respectively.

4. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                           YEAR ENDED DECEMBER 31,
                             --------------------------------------------------
                                      2001                       2000
                             --------------------------------------------------
CLASS A                       SHARES       AMOUNT         SHARES      AMOUNT
                            ----------   -----------    ----------  -----------
Sales of shares              4,125,362   $47,352,473     2,763,388  $28,953,700
Exchanged from
  associated Funds           2,120,570    24,419,170     1,173,259   12,389,985
Investment of
  dividends                     44,367       470,289            --           --
Shares issued in
  payment of gain
  distributions                 29,097       310,182       160,245    1,823,588
                            ----------   -----------    ----------  -----------
Total                        6,319,396    72,552,114     4,096,892   43,167,273
                            ----------   -----------    ----------  -----------
Shares
  repurchased               (2,291,204)  (26,434,128)   (1,668,371) (16,338,806)
Exchanged into
  associated Funds          (1,256,941)  (14,269,058)     (932,470)  (8,935,147)
                            ----------   -----------    ----------  -----------
Total                       (3,548,145)  (40,703,186)   (2,600,841) (25,273,953)
                            ----------   -----------    ----------  -----------
Increase                     2,771,251   $31,848,928     1,496,051  $17,893,320
                            ==========   ===========    ==========  ===========

CLASS B                       SHARES       AMOUNT         SHARES      AMOUNT
                            ----------   -----------    ----------  -----------
Sales of shares              1,929,685   $21,730,542       604,406  $ 6,221,253
Exchanged from
  associated Funds           3,122,419    34,916,737     1,746,991   18,767,046
Shares issued in
  payment of gain
  distributions                 27,477       284,936       141,510    1,577,835
                            ----------   -----------    ----------  -----------
Total                        5,079,581    56,932,215     2,492,907   26,566,134
                            ----------   -----------    ----------  -----------
Shares
  repurchased               (1,160,533)  (12,703,389)   (1,133,335) (10,802,069)
Exchanged into
  associated Funds            (970,106)  (10,474,748)   (1,591,449) (14,560,237)
                            ----------   -----------    ----------  -----------
Total                       (2,130,639)  (23,178,137)   (2,724,784) (25,362,306)
                            ----------   -----------    ----------  -----------
Increase (decrease)          2,948,942   $33,754,078      (231,877) $ 1,203,828
                            ==========   ===========    ==========  ===========


CLASS C                       SHARES       AMOUNT         SHARES      AMOUNT
                            ----------   -----------    ----------  -----------
Sales of shares              4,584,460   $51,964,666     2,197,742  $22,866,744
Exchanged from
  associated Funds             835,593     9,286,261       449,945    4,971,916
Shares issued in
  payment of gain
  distributions                 21,938       227,547        72,948      813,382
                            ----------   -----------    ----------  -----------
Total                        5,441,991    61,478,474     2,720,635   28,652,042
                            ==========   ===========    ==========  ===========
Shares
  repurchased               (1,742,593)  (19,423,653)     (431,972)  (4,410,833)
Exchanged into
  associated Funds            (484,515)   (5,104,695)     (141,626)  (1,361,235)
                            ----------   -----------    ----------  -----------
Total                       (2,227,108)  (24,528,348)     (573,598)  (5,772,068)
                            ----------   -----------    ----------  -----------
Increase                     3,214,883   $36,950,126     2,147,037  $22,879,974
                            ==========   ===========    ==========  ===========

CLASS D                       SHARES       AMOUNT         SHARES      AMOUNT
                            ----------   -----------    ----------  -----------
Sales of shares                662,170   $ 7,356,443       204,028  $ 2,038,372
Exchanged from
  associated Funds           1,337,849    15,031,115       926,226    9,866,409
Shares issued in
  payment of gain
  distributions                 12,691       131,451        71,211      793,293
                            ----------   -----------    ----------  -----------
Total                        2,012,710    22,519,009     1,201,465   12,698,074
                            ----------   -----------    ----------  -----------
Shares
  repurchased                 (566,218)   (6,162,663)   (1,173,705) (11,106,400)
Exchanged into
  associated Funds            (339,840)   (3,783,331)     (988,795)  (9,471,772)
                            ----------   -----------    ----------  -----------
Total                         (906,058)   (9,945,994)   (2,162,500) (20,578,172)
                            ----------   -----------    ----------  -----------
Increase (decrease)          1,106,652   $12,573,015      (961,035) $(7,880,098)
                            ==========   ===========    ==========  ===========

                   NOVEMBER 30, 2001*
                  TO DECEMBER 31, 2001
               --------------------------
CLASS I            SHARES      AMOUNT
               ------------------------
Sales of shares     10,899  $   117,059
Investment of
  dividends              1            5
               -----------  -----------
Increase            10,900  $   117,064
               ===========  ===========

----------
* Commencement of offering shares.

NOTES TO FINANCIAL STATEMENTS

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $42,396 from sales of Class A shares. Commissions of $332,450 and $478,928 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2001, fees incurred under the Plan aggregated $221,136, or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the year ended December 31, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, ClassC, and Class D shares, amounted to $827,645, $601,684, and $361,646, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2001, such charges amounted to $200,350.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2001, amounted to $43,878.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2001, Seligman Services, Inc. received commissions of $3,157 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $15,547, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $793,334 for shareholder account services in accordance with a methodology approved by the Fund's directors. Class I shares receive more limited shareholder services than the Fund's other classes of shares (the "Retail Classes"). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

   Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

NOTES TO FINANCIAL STATEMENTS

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2001, of $3,294 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2001, the Fund did not borrow from the credit facility.

7. CAPITAL LOSS CARRYFORWARD -- At December 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $15,921,464, which is available for offset against future taxable net capital gains, expiring in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders of this Fund until net capital gains have been realized in excess of the available capital loss carryforward.

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance from its inception. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

                                                                               CLASS A
                                                        -------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,          4/25/97*
                                                        -------------------------------------      TO
                                                         2001      2000      1999       1998    12/31/97
                                                        ------    ------    ------     ------  ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ............       $12.16    $ 9.75     $10.04    $ 9.09     $7.14
                                                        ------    ------     ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ....................         0.06      0.07       0.05      0.06      0.03
Net realized and unrealized gain (loss)
  on investments ................................        (1.26)     2.74      (0.32)     0.99      2.06
                                                        ------    ------     ------    ------    ------
TOTAL FROM INVESTMENT OPERATIONS ................        (1.20)     2.81      (0.27)     1.05      2.09
                                                        ------    ------     ------    ------    ------
LESS DISTRIBUTIONS:
Dividends from net investment income ............        (0.06)    --         (0.02)    (0.04)    (0.01)
Distributions from net realized capital gains ...        (0.04)    (0.40)     --        (0.06)    (0.13)
                                                        ------    ------     ------    ------    ------
TOTAL DISTRIBUTIONS .............................        (0.10)    (0.40)     (0.02)    (0.10)    (0.14)
                                                        ------    ------     ------    ------    ------
NET ASSET VALUE, END OF PERIOD ..................       $10.86    $12.16     $ 9.75    $10.04     $9.09
                                                        ======    ======     ======    ======    ======

TOTAL RETURN:                                            (9.85)%   29.09%     (2.68)%   11.57%    29.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ........       $98,317   $76,411    $46,687   $49,297   $23,699
Ratio of expenses to average net assets .........         1.46%     1.61%      1.50%     1.50%     1.47%+
Ratio of net investment income (loss) to average
  net assets ....................................         0.59%     0.72%      0.53%     0.61%     0.58%+
Portfolio turnover rate .........................        17.57%    45.79%     30.97%    10.44%    38.74%
Without management fee waiver:**
Ratio of expenses to average net assets .........                                                  2.07%+
Ratio of net investment income (loss) to average
  net assets ....................................                                                 (0.02)%+

----------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS

                                                                  CLASS B                                   CLASS C
                                             -------------------------------------------------  ------------------------------
                                                                                                   YEAR ENDED
                                                 YEAR ENDED DECEMBER 31,              4/25/97*     DECEMBER 31,     5/27/99(o)
                                             -----------------------------------       TO       ----------------       TO
                                               2001      2000      1999      1998     12/31/97    2001      2000    12/31/99
                                               ----      ----      ----      ----     --------    ----      ----    --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......   $11.90    $ 9.62     $9.96      $9.04     $7.14    $11.90    $ 9.62    $10.55
                                             -------   -------   -------    -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..............    (0.02)    --        (0.02)     (0.02)    (0.01)    (0.02)    --        (0.01)
Net realized and unrealized gain (loss)
  on investments ..........................    (1.24)     2.68     (0.32)      1.00      2.04     (1.24)     2.68     (0.92)
                                             -------   -------   -------    -------   -------   -------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS ..........    (1.26)     2.68     (0.34)      0.98      2.03     (1.26)     2.68     (0.93)
                                             -------   -------   -------    -------   -------   -------   -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income ......       --        --        --         --        --        --        --        --
Distributions from net realized capital gains  (0.04)    (0.40)    --         (0.06)    (0.13)    (0.04)    (0.40)       --
                                             -------   -------   -------    -------   -------   -------   -------   -------
TOTAL DISTRIBUTIONS .......................    (0.04)    (0.40)    --         (0.06)    (0.13)    (0.04)    (0.40)       --
                                             -------   -------   -------    -------   -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD ............   $10.60    $11.90     $9.62      $9.96     $9.04    $10.60    $11.90    $ 9.62
                                             =======   =======   =======    =======   =======   =======   =======   =======
TOTAL RETURN:                                 (10.58)%   28.13%    (3.41)%    10.85%    28.46%   (10.58)%   28.13%    (8.82)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..    $91,576  $67,675    $56,926   $56,342   $16,930    $66,951  $36,900     $9,169
Ratio of expenses to average net assets ...      2.21%    2.36%      2.25%     2.25%     2.25%+     2.21%    2.36%      2.36%+
Ratio of net investment income (loss)
  to average net assets ...................    (0.16)%   (0.03)%   (0.22)%   (0.14)%   (0.20)%+   (0.16)%  (0.03)%    (0.23)%+
Portfolio turnover rate ...................     17.57%    45.79%    30.97%    10.44%    38.74%     17.57%   45.79%     30.97%++
Without management fee waiver:**
Ratio of expenses to average net assets ...                                              2.85%+
Ratio of net investment income (loss)
  to average net assets ...................                                             (0.80)%+

                                                                  CLASS D                                CLASS I
                                              ------------------------------------------------        -------------
                                                     YEAR ENDED DECEMBER 31,          4/25/97*           11/30/01***
                                              -----------------------------------        TO                 TO
                                               2001      2000      1999      1998     12/31/97           12/31/01
                                              -----    ------     -----     -----    ---------        -------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......   $11.89    $ 9.62     $9.96      $9.04     $7.14              $10.80
                                              ------   -------     -----      -----     -----              ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..............    (0.02)    --        (0.02)     (0.02)    (0.01)               0.01
Net realized and unrealized gain (loss)
  on investments ..........................    (1.24)     2.67     (0.32)      1.00      2.04                0.11
                                              ------   -------     -----      -----     -----              ------
TOTAL FROM INVESTMENT OPERATIONS ..........    (1.26)     2.67     (0.34)      0.98      2.03                0.12
                                              ------   -------     -----      -----     -----              ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......       --        --        --         --        --                  --
Distributions from net realized capital gains  (0.04)    (0.40)       --      (0.06)    (0.13)              (0.06)
                                              ------   -------     -----      -----     -----              ------
TOTAL DISTRIBUTIONS .......................    (0.04)    (0.40)       --      (0.06)    (0.13)              (0.06)
                                              ------   -------     -----      -----     -----              ------
NET ASSET VALUE, END OF PERIOD ............   $10.59    $11.89     $9.62      $9.96     $9.04              $10.86
                                              ======   =======     =====      =====     =====              ======
TOTAL RETURN:                                 (10.59)%   28.02%    (3.41)%    10.85%    28.46%               1.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ..    $39,392   $31,044   $34,355    $42,886   $10,358                $118
Ratio of expenses to average net assets ...      2.21%     2.36%     2.25%      2.25%     2.25%+              1.04%+
Ratio of net investment income (loss)
  to average net assets ...................    (0.16)%   (0.03)%   (0.22)%    (0.14)%   (0.20)%+             1.19%+
Portfolio turnover rate ...................     17.57%    45.79%    30.97%     10.44%    38.74%              17.57%+++
Without management fee waiver:**
Ratio of expenses to average net assets                                                   2.85%+              1.76+
Ratio of net investment income (loss)
  to average net assets                                                                 (0.80)%+              0.48+

----------
  * Commencement of operations.
 ** The Manager, at its discretion, waived a portion of its fees. ***
    Commencement of offering of shares.
  + Annualized.
 ++ For the year ended December 31, 1999.
+++ For the year ended December 31, 2001.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN LARGE-CAP VALUE FUND OF
SELIGMAN VALUE FUND SERIES, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Large-Cap Value Fund, including the portfolio of investments, as of December 31, 2001, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Large-Cap Value Fund as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective-stated periods in conformity with auditing standards generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 15, 2002

--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 2001
GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS

--------------------------------------------------------------------------------

A capital gain distribution of $0.04 per share from the balance of taxable net gains realized from November 1, 2000, through December 31, 2000, consisting of $0.022 from net long-term gain and $0.018 from net short-term gain was paid on October 19, 2001, to Class A, B, C and D shareholders.

The long-term capital gain distribution is designated a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 2001 as a long-term gain from the sale of capital assets, no matter how long shares have been owned, or whether the distribution was received in shares or in cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution.

If the distribution was received in shares, the per share cost basis for federal income tax purposes is $10.66 for Class A shares, $10.37 for Class B and Class C, and $10.36 for Class D.

A 2001 year-end statement of account activity and a 2001 tax package, which may include a Form 1099-DIV, Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 2001. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR MORE INFORMATION

MANAGER

J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services

(800) 445-1777    Retirement Plan Services

(212) 682-7600    Outside the United States

(800) 622-4597    24-Hour Automated Telephone Access Service

DIRECTORS AND OFFICERS OF THE FUND

INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN LARGE-CAP VALUE FUND IS SET FORTH BELOW.


INDEPENDENT DIRECTORS

                                                                                                     OTHER
                                                                                                     DIRECTORSHIPS
                                                                                    NUMBER OF        HELD BY
                        TERM OF                                                     PORTFOLIOS IN    DIRECTOR NOT
                        OFFICE AND                                                  FUND             DISCLOSED
NAME, (AGE),            LENGTH OF                                                   COMPLEX          UNDER
POSITION(S) HELD        TIME              PRINCIPAL OCCUPATION(S) DURING            OVERSEEN BY      PRINCIPAL
WITH FUND(o)            SERVED(#)         PAST FIVE YEARS AND OTHER INFORMATION     DIRECTOR         OCCUPATIONS
--------------------------------------------------------------------------------------------------------------------
JOHN R.                 1997 to Date      Dean Emeritus, Fletcher School of Law        61                None
GALVIN (72) (2,4)                         and Diplomacy at Tufts University;
Director                                  Director or Trustee, the Seligman Group
                                          of investment companies+; Chairman
                                          Emeritus, American Council on Germany;
                                          Governor of the Center for Creative
                                          Leadership; Director, Raytheon Co.,
                                          defense and commercial electronics;
                                          National Defense University; and the
                                          Institute for Defense Analyses.
                                          Formerly, Director, USLIFE Corporation,
                                          life insurance; Ambassador, U.S. State
                                          Department for negotiations in Bosnia;
                                          Distinguished Policy Analyst at Ohio
                                          State University and Olin Distinguished
                                          Professor of National Security Studies
                                          at the United States Military Academy.
                                          From June 1987 to June 1992, he was the
                                          Supreme Allied Commander, Europe and the
                                          Commander-in-Chief, United States
                                          European Command.
--------------------------------------------------------------------------------------------------------------------
ALICE S.                1997 to Date      President Emeritus, Sarah Lawrence           61                None
ILCHMAN (66) (3,4)                        College; Director or Trustee, the
Director                                  Seligman Group of investment companies+;
                                          Trustee, the Committee for Economic
                                          Development; Chairman, The Rockefeller
                                          Foundation, charitable foundation; and
                                          Director, Public Broadcasting Service
                                          (PBS). Formerly, Trustee, The Markle
                                          Foundation, philanthropic organization;
                                          and Director, New York Telephone
                                          Company; and International Research and
                                          Exchange Board, intellectual exchanges.
--------------------------------------------------------------------------------------------------------------------
FRANK A. MCPHERSON      1997 to Date      Retired Chairman of the Board and Chief      61                None
(68) (3,4)                                Executive Officer of Kerr-McGee
Director                                  Corporation, diversified energy company;
                                          Director or Trustee, the Seligman Group
                                          of investment companies+; Director,
                                          Kimberly-Clark Corporation, consumer
                                          products; Conoco Inc., oil exploration
                                          and production; Bank of Oklahoma Holding
                                          Company; Baptist Medical Center;
                                          Oklahoma Chapter of the Nature
                                          Conservancy; Oklahoma Medical Research
                                          Foundation; National Boys and Girls
                                          Clubs of America; and Oklahoma
                                          Foundation for Excellence in Education.
                                          Formerly, Chairman, Oklahoma City Public
                                          Schools Foundation; and Director,
                                          Federal Reserve System's Kansas City
                                          Reserve Bank, the Oklahoma City Chamber
                                          of Commerce, and Member of the Business
                                          Roundtable.
--------------------------------------------------------------------------------------------------------------------
JOHN E.                 1977 to Date      Retired Chairman and Senior Partner,         61                None
MEROW (72) (2,4)                          Sullivan & Cromwell, law firm; Director
Director                                  or Trustee, the Seligman Group of
                                          investment companies+; Director,
                                          Commonwealth Industries, Inc.,
                                          manufacturers of aluminum sheet
                                          products; the Foreign Policy
                                          Association; Municipal Art Society of
                                          New York; the U.S. Council for
                                          International Business; and Vice
                                          Chairman, New York-Presbyterian
                                          Healthcare System, Inc.; Life Trustee,
                                          New York-Presbyterian Hospital; and
                                          Member of the American Law Institute and
                                          Council on Foreign Relations.
--------------------------------------------------------------------------------------------------------------------
BETSY S.                1997 to Date      Attorney; Director or Trustee, the           61                None
MICHEL (59) (2,4)                         Seligman Group of investment companies+;
Director                                  Trustee, The Geraldine R. Dodge
                                          Foundation, charitable foundation; and
                                          World Learning, Inc. Formerly, Chairman
                                          of the Board of Trustees of St. George's
                                          School (Newport, RI); and Director, the
                                          National Association of Independent
                                          Schools (Washington, DC).
--------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 23.

DIRECTORS AND OFFICERS OF THE FUND

INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN LARGE-CAP VALUE FUND IS SET FORTH BELOW.

INDEPENDENT DIRECTORS (continued)

                                                                                                     OTHER
                                                                                                     DIRECTORSHIPS
                                                                                    NUMBER OF        HELD BY
                        TERM OF                                                     PORTFOLIOS IN    DIRECTOR NOT
                        OFFICE AND                                                  FUND             DISCLOSED
NAME, (AGE),            LENGTH OF                                                   COMPLEX          UNDER
POSITION(S) HELD        TIME              PRINCIPAL OCCUPATION(S) DURING            OVERSEEN BY      PRINCIPAL
WITH FUND(o)            SERVED(#)         PAST FIVE YEARS AND OTHER INFORMATION     DIRECTOR         OCCUPATIONS
--------------------------------------------------------------------------------------------------------------------
JAMES C.                1997 to Date      Retired Partner, Pitney, Hardin, Kipp        61                None
PITNEY (75) (3,4)                         & Szuch, law firm; Director or
Director                                  Trustee, the Seligman Group of
                                          investment companies+. Formerly,
                                          Director, Public Service Enterprise
                                          Group, public utility.

LEROY C.                2000 to Date      Chairman and Chief Executive Officer,        60                None
RICHIE (60) (2,4)                         Q Standards Worldwide, Inc., library
Director                                  of technical standards; Director or
                                          Trustee, the Seligman Group of
                                          investment companies (except Seligman
                                          Cash Management Fund, Inc.)+;
                                          Director, Kerr-McGee Corporation,
                                          diversified energy company; and
                                          Infinity, Inc., oil and gas services
                                          and exploration; Chairman, Highland
                                          Park Michigan Economic Development
                                          Corp.; Trustee, New York University
                                          Law Center Foundation and Vice
                                          Chairman, Detroit Medical Center.
                                          Formerly, Chairman and Chief Executive
                                          Officer, Capital Coating Technologies,
                                          Inc., applied coating technologies;
                                          Vice President and General Counsel,
                                          Automotive Legal Affairs, Chrysler
                                          Corporation.
                                                                                       61                None
JAMES Q.                1997 to Date      Director or Trustee, the Seligman
RIORDAN (74) (3,4)                        Group of investment companies+;
Director                                  Director or Trustee, The Houston
                                          Exploration Company, oil exploration;
                                          The Brooklyn Museum, KeySpan
                                          Corporation, diversified energy and
                                          electric company; and the Committee
                                          for Economic Development. Formerly,
                                          Co-Chairman of the Policy Council of
                                          the Tax Foundation; Director, Tesoro
                                          Petroleum Companies, Inc. and Dow
                                          Jones & Company, Inc., a business and
                                          financial news company; Director and
                                          President, Bekaert Corporation,
                                          high-grade steel cord, wire and
                                          fencing products company; Vice
                                          Chairman, Exxon Mobil Corporation,
                                          petroleum and petrochemicals company;
                                          and Director, Public Broadcasting
                                          Service (PBS).

ROBERT L.               1997 to Date      Retired Vice President, Pfizer Inc.,         61                None
SHAFER (69) (3,4)                         pharmaceuticals; Director or Trustee,
Director                                  the Seligman Group of investment
                                          companies+. Formerly, Director, USLIFE
                                          Corporation, life insurance.

JAMES N.                1997 to Date      Retired Executive Vice President and         61                None
WHITSON (66) (2,4)                        Chief Operating Officer, Sammons
Director                                  Enterprises, Inc., a diversified
                                          holding company; Director or Trustee,
                                          the Seligman Group of investment
                                          companies+; Director, C-SPAN, cable
                                          television, and CommScope, Inc.,
                                          manufacturer of coaxial cables.

----------
See footnotes on page 23.

DIRECTORS AND OFFICERS OF THE FUND

INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN LARGE-CAP VALUE FUND IS SET FORTH BELOW.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

                                                                                                     OTHER
                                                                                                     DIRECTORSHIPS
                                                                                    NUMBER OF        HELD BY
                        TERM OF                                                     PORTFOLIOS IN    DIRECTOR NOT
                        OFFICE AND                                                  FUND             DISCLOSED
NAME, (AGE),            LENGTH OF                                                   COMPLEX          UNDER
POSITION(S) HELD        TIME              PRINCIPAL OCCUPATION(S) DURING            OVERSEEN BY      PRINCIPAL
WITH FUND(o)            SERVED(#)         PAST FIVE YEARS AND OTHER INFORMATION     DIRECTOR         OCCUPATIONS
--------------------------------------------------------------------------------------------------------------------
WILLIAM C.              1997 to Date      Chairman, J. & W. Seligman & Co.             61                None
MORRIS (63)*(1)                           Incorporated, Chairman and Chief
Director, Chairman of                     Executive Officer of the Seligman
the Board and Chief                       Group of investment companies+;
Executive Officer                         Chairman, Seligman Advisors, Inc.,
                                          Seligman Services, Inc., and Carbo
                                          Ceramics Inc., ceramic proppants for
                                          oil and gas industry; and Director,
                                          Seligman Data Corp., Kerr-McGee
                                          Corporation, diversified energy
                                          company. Formerly, Director, Daniel
                                          Industries Inc., manufacturer of oil
                                          and gas metering equipment.
--------------------------------------------------------------------------------------------------------------------
BRIAN T. ZINO (49)*(1)  1997 to Date      Director and President, J. & W.              61                None
Director and                              Seligman & Co. Incorporated; President
President                                 of twenty-one investment companies in
                                          the Seligman Group of investment
                                          companies and Director or Trustee of
                                          the Seligman Group of investment
                                          companies+, Seligman Advisors, Inc.,
                                          and Seligman Services, Inc.; Chairman,
                                          Seligman Data Corp.; Member of the
                                          Board of Governors of the Investment
                                          Company Institute; and Vice Chairman,
                                          ICI Mutual Insurance Company.
--------------------------------------------------------------------------------------------------------------------
NEIL T. EIGEN (59)      1997 to Date      Managing Director, J. & W. Seligman &        N/A               N/A
Vice President and                        Co. Incorporated. Vice President and
Portfolio Manager                         Portfolio Manager of Seligman
                                          Small-Cap Value Fund; Vice President
                                          of Seligman Portfolios, Inc. and
                                          Portfolio Manager of its Large-Cap
                                          Value Portfolio and Small-Cap Value
                                          Portfolio. Formerly, Senior Managing
                                          Director, Chief Investment Officer and
                                          Director of Equity Investing, Bear
                                          Stearns Asset Management.
--------------------------------------------------------------------------------------------------------------------
THOMAS G.               2000 to Date      Senior Vice President, Finance, J. &         N/A               N/A
ROSE (44)                                 W. Seligman & Co. Incorporated,
Vice President                            Seligman Advisors, Inc., and Seligman
                                          Data Corp.; Vice President, the
                                          Seligman Group of investment
                                          companies+, Seligman Services, Inc.
                                          and Seligman International, Inc.
                                          Formerly, Treasurer, the Seligman
                                          Group of investment companies and
                                          Seligman Data Corp.
--------------------------------------------------------------------------------------------------------------------
LAWRENCE P.             VP: 1997 to       Senior Vice President and Treasurer,         N/A               N/A
VOGEL (45)                Date            Investment Companies, J. & W. Seligman
Vice President and      Treas: 2000       & Co. Incorporated; Vice President and
Treasurer                 to Date         Treasurer, the Seligman Group of
                                          investment companies+; Treasurer,
                                          Seligman Data Corp. Formerly, Senior
                                          Vice President, Finance, J. & W.
                                          Seligman & Co. Incorporated, Seligman
                                          Advisors, Inc. and Seligman Data
                                          Corp.; Vice President, Seligman
                                          Services, Inc. and Treasurer, Seligman
                                          International, Inc. and Seligman
                                          Henderson Co.                                N/A               N/A
--------------------------------------------------------------------------------------------------------------------

----------
See footnotes on page 23.

DIRECTORS AND OFFICERS OF THE FUND

INFORMATION PERTAINING TO THE DIRECTORS AND OFFICERS OF SELIGMAN LARGE-CAP VALUE FUND IS SET FORTH BELOW.


INTERESTED DIRECTORS AND PRINCIPAL OFFICERS (continued)

                                                                                                     OTHER
                                                                                                     DIRECTORSHIPS
                                                                                    NUMBER OF        HELD BY
                        TERM OF                                                     PORTFOLIOS IN    DIRECTOR NOT
                        OFFICE AND                                                  FUND             DISCLOSED
NAME, (AGE),            LENGTH OF                                                   COMPLEX          UNDER
POSITION(S) HELD        TIME              PRINCIPAL OCCUPATION(S) DURING            OVERSEEN BY      PRINCIPAL
WITH FUND(o)            SERVED(#)         PAST FIVE YEARS AND OTHER INFORMATION     DIRECTOR         OCCUPATIONS
--------------------------------------------------------------------------------------------------------------------
FRANK J. NASTA (37)     1997 to Date      General Counsel, Senior Vice                 N/A               N/A
Secretary                                 President, Law and Regulation and
                                          Corporate Secretary, J. & W. Seligman
                                          & Co. Incorporated; Secretary, the
                                          Seligman Group of investment
                                          companies+, Seligman Advisors, Inc.,
                                          Seligman Services, Inc., Seligman
                                          International, Inc. and Seligman Data
                                          Corp. Formerly, Corporate Secretary,
                                          Seligman Henderson Co.
--------------------------------------------------------------------------------------------------------------------


THE FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. YOU MAY CALL TOLL-FREE (800) 221-2450 IN THE US OR COLLECT (212) 682-7600 OUTSIDE THE US TO REQUEST A COPY OF THE SAI, TO REQUEST OTHER INFORMATION ABOUT THE FUND, OR TO MAKE SHAREHOLDER INQUIRIES.

----------
o The address for each of the directors and officers is 100 Park Avenue, New York, NY 10017, 8th floor. # Each Director serves for an indefinite term, until the election and qualification of his successor or until his earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
+ The Seligman Group of investment companies consists of twenty-three registered investment companies.
* Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes, but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK and the AICPA AUDIT AND ACCOUNTING GUIDE: AUDITS OF INVESTMENT COMPANIES dated May 1, 2001.

                             SELIGMAN ADVISORS, INC.
                                 AN AFFILIATE OF
                                    [Graphic]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com






THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN LARGE-CAP VALUE FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

EQVLC2 12/01                                   [Logo] Printed on Recycled Paper